U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 21, 2004

(Date of earliest event reported)

Mercer Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-104897	23-2934601
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 North Highway 31, Pennington, New Jersey		08534
Address of principal executive office		(Zip Code)

(609) 737-0426
(Registrant’s Telephone Number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.             Other Events

On September 17, 2004, the Board of Directors of Mercer Insurance Group, Inc. (“Mercer”) approved an amendment, effective immediately, to Sections 2.06  and 2.20 of Mercer’s bylaws that permits the board of directors to remove a director for failure to attend at least 75% of the regular meetings of the board of directors held during an entire calendar year, or for failure to attend three consecutive regular meetings.  A copy of the amended sections of the bylaws is attached hereto as Exhibit 3(ii)

ITEM 9.01.                                      Financial Statements and Exhibits

(c)                            Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

3(ii)	Mercer Insurance Group, Inc. bylaw sections, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: MERCER INSURANCE GROUP, INC.

Date: September 21, 2004

	By:	/s/ David Merclean
	Name:	David Merclean
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

3(ii)	Mercer Insurance Group, Inc. bylaws sections, as amended